Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
IN ACCORDANCE WITH SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the quarterly report of Sharps Compliance Corp. (the “Company”) on Form 10-Q for the three and six months ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof, I, Diana P. Diaz, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)
The Form 10-Q report for the three and six months ended December 31, 2011, filed with the Securities and Exchange Commission on February 1, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Form 10-Q report for the three and six months ended December 31, 2011 fairly presents, in all material respects, the financial condition and results of operations of Sharps Compliance Corp.

Date: February 1, 2012	/s/Diana P. Diaz
Vice President and Chief Financial Officer